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                                                                   Exhibit 10.47


                                                                  Execution Copy

               THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AND

                        RIGHT OF FIRST REFUSAL AGREEMENT

     This Agreement dated as of October 31, 1998 is entered into by and among Ontogeny, Inc., a Delaware corporation (the "Company"), and the entities and persons set forth on Schedule 1 (the "Purchasers").

     WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933 and certain rights of first refusal with respect to future issuances of stock;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.  Registration Rights.

    1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock, $0.01 par value per share, of the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          "Registration Expenses" means the expenses described in Section 1.5.

          "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Purchasers pursuant to Section 2 of this Agreement and (iii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) upon any sale in any manner to a person or entity which, by virtue of Section 3 of this Agreement, is not entitled to the rights provided
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by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Shares" means (1) the shares of Series A Convertible Preferred Stock issued pursuant to the Series A Preferred Stock Purchase Agreement dated August 26, 1994 by and among the Company and the Purchasers named therein, (2) the shares of Series B Convertible Preferred Stock issued pursuant to the Series B Preferred Stock Purchase Agreement dated December 13, 1995 by and among the Company and the Purchasers named therein, (3) the shares of the Company's Series B Convertible Preferred Stock issued or issuable to Lighthouse Capital Partners L.P. ("Lighthouse") upon the exercise of warrants held by Lighthouse, (4) the shares of Series E Convertible Preferred Stock issued pursuant to the Series E Preferred Stock Purchase Agreement dated March 12, 1997 by and among the Company and the Purchasers named therein and (5) the shares of Series F Convertible Preferred Stock issued pursuant to the Series F Preferred Stock Purchase Agreement dated October 1998 by and among the Company and the Purchasers named therein (the "Series F Purchase Agreement").

          "Stockholders" means the Purchasers and any persons or entities to whom the rights granted under this Agreement are transferred by any Purchasers, their successors or assigns pursuant to Section 3 hereof.

1.2  Required Registrations.

     (a) At any time after the earlier of December 1, 2001, or six months after the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, a Stockholder or Stockholders holding in the aggregate at least 35% of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders having an aggregate offering price of at least $7,500,000 (based on the then current market price or fair value). If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to an Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of

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all securities convertible thereunto). For purposes of making any such reduction, each Purchaser which is a partnership, together with the affiliates, partners and retired partners of such Purchaser, the estates and family members of any such partners and retired partners and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "holder," and any pro-rata reduction with respect to such "holder" shall be based upon the aggregate amount of Registrable Shares owned by all entities and individuals included in such "holder," as defined in this sentence (and the aggregate amount so allocated to such "holder" shall be allocated among the entities and individuals included in such "holder" in such manner as such Purchaser may reasonably determine). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

        (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $500,000 (based on the then current public market price). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, an of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereunto). For purposes of making any such reduction, each Purchaser which is a partnership, together with the affiliates, partners and retired partners of such Purchaser, the estates and family members of any such partners and retired partners and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "holder," and any pro-rata reduction with respect to such "holder" shall be based upon the aggregate amount of Registrable Shares owned by all entities and individuals included in such "holder," as defined in this sentence (and the aggregate amount so allocated to such "holder" shall be allocated among the entities and individuals included in such "holder" in such manner as such Purchaser may reasonably determine). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register. The Stockholders shall be entitled to an unlimited number of registrations pursuant to this paragraph (b), subject to the limitations described above.

        (c) The Company shall not be required to effect more than two registrations pursuant to paragraph (a) above.

        (d) If at the time of any request to register Registrable Shares pursuant to this Section 1.2, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section
1.3 or is engaged in any other activity which, in the good

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faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 120 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two-year period.

    1.3  Incidental Registration.

        (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 1.2) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 1.3 without obligation to any Stockholder.

        (b) In connection with any registration under this Section 1.3 involving an underwriting, the Company shall not be required to include (i) any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement), or (ii) except in the Company's initial public offering of Common Stock or any Registration Statement filed by the Company with the Commission within 24 months after the closing of such initial public offering, any Registrable Shares then eligible for resale under Rule 144(k) under the Securities Act. If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided that no persons or entities other than the Company, the Stockholders and persons or entities holding registration rights granted in accordance with Section 1.10 hereof shall be permitted to include securities in the offering and that, for any registration effected during the one year period following the initial public offering of the Company, the number of Registrable Shares to be included in such offering pursuant to this Section 1.3 shall not be reduced by such managing underwriter below twenty percent (20%) of the total number of shares of Common Stock sold in such offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereunto). For purposes of making any such reduction, each Purchaser which is a partnership, together with the affiliates, partners and retired partners of such Purchaser, the estates and family members of any such partners and retired

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partners and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "holder," and any pro-rata reduction with respect to such "holder" shall be based upon the aggregate amount of Registrable Shares owned by all entities and individuals included in such "holder," as defined in this sentence (and the aggregate amount so allocated to such "holder" shall be allocated among the entities and individuals included in such "holder" in such manner as such Purchaser may reasonably determine). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in this paragraph.

        (c) The registration rights contained in this Section 1.3 shall not apply with respect to any registration statement filed by the Company solely to register shares of Common Stock to be sold by Biogen, Inc. or Corange International Limited.

    1.4 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

        (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

        (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

        (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

        (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders

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and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

    1.5 Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 1.2 is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 1.2, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 1.5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

    1.6  Indemnification and Contribution.

        (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on

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behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

        (b) In the event of any registration of any of the Registrable Shares under the Security Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each Stockholder hereunder shall be limited to an amount equal to the net proceeds received by such Stockholder from Registrable Shares sold in connection with such registration.

        (c) Each party entitled to indemnification under this Section 1.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

        (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares

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exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 1.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in cir cumstances for which indemnification is provided under this Section 1.6; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of
Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

    1.7 Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 1.2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

    1.8 Information by Holder. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

    1.9 "Stand-Off" Agreement. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a period of 180 days following the effective date of such Registration Statement; provided, that:

        (a) such agreement shall only apply to the Registration Statement covering the Company's initial public offering of Common Stock in an underwritten offering; and

        (b) all officers and directors of the Company shall enter into similar agreements.

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    1.10  Limitations on Subsequent Registration Rights.  The Company shall not, without the prior written consent of Stockholders holding at least 66 2/3% of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include securities of the Company in any Registration Statement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms consistent with the terms set forth in Section 1.3, or (b) to make a demand registration which could result in such registration statement being declared effective prior to December 1, 2000.

    1.11 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

        (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

        (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

        (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at. any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

    1.12 Termination. All of the Company's obligations to register Registrable Shares under this Agreement shall terminate on the date seven years after the closing of the Company's initial public offering of Common Stock pursuant to a Registration Statement.

2.  Right of First Refusal.

    2.1 (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company,
(iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Section 2. The Company shall deliver to each Purchaser other than Lighthouse (an "Eligible Purchaser") a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount

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of the Offered Securities to be issued, sold or exchanged and (iii) offer to issue and sell to or exchange with such Eligible Purchaser (A) such portion of the Offered Securities as the aggregate number of shares of Common Stock issuable upon conversion of Shares then held by such Eligible Purchaser, plus any shares of Common Stock issued upon conversion of Shares held by such Eligible Purchaser, bears to the total number of shares of Common Stock then outstanding (including shares issued upon conversion of then outstanding shares of c onvertible preferred stock) (the "Basic Amount") and (B) any additional portion of the Offered Securities offered to the Eligible Purchasers as such Eligible Purchaser shall indicate he or it will purchase or acquire should the other Eligible Purchasers subscribe for less than their Basic Amounts (the "Undersubscription Amount"). Each Eligible Purchaser shall have the right, for a period of 30 days following delivery of the Offer, to purchase or acquire, at a price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its term shall remain open and irrevocable for such 30-day period.

        (b) To accept an Offer, in whole or in part, an Eligible Purchaser must deliver a written notice to the Company prior to the end of the 30-day period of the Offer, setting forth the portion of the Eligible Purchaser's Basic Amount that such Eligible Purchaser elects to purchase and, if such Eligible Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Eligible Purchaser elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Eligible Purchasers are less than the aggregate of the Basic Amounts of all Eligible Purchasers (the "Aggregate Basic Amount"), then each Eligible Purchaser who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, all Undersubscription Amounts it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the difference between the Aggregate Basic Amount and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Eligible Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Eligible Purchaser bears to the total Undersubscription Amounts subscribed for by all Eligible Purchasers, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

        (c) In the event that Notices of Acceptance are not given by the Eligible Purchasers in respect of all the Offered Securities, the Company shall have 90 days from the expiration of the period set forth in Section 2.1(a) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Eligible Purchasers (the "Refused Securities"), but only upon terms and conditions which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

        (d) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 2.1(c) above), then each Eligible Purchaser may, at his or its sole option and in his or its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Eligible Purchaser elected to purchase pursuant to Section 2.1(b) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Eligible Purchasers pursuant to Section 2.1(b) above prior to such reduction) and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that any Eligible Purchaser so elects to reduce the number or amount of Offered Securities specified in his or its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Eligible Purchasers in accordance with Section 2.1(a) above.

        (e) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Eligible Purchasers shall acquire from the Company, and the Company shall issue to the Eligible Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 2.1(d) above if the Eligible Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Eligible Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Eligible Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Eligible Purchasers and their respective counsel.

        (f) Any Offered Securities not acquired by the Eligible Purchasers or other persons in accordance with Section 2.1(c) above may not be issued, sold or exchanged until they are again offered to the Eligible Purchasers under the procedures specified in this Agreement.

        (g) The rights of the Eligible Purchasers under this Agreement shall not apply to:

                (1) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock,

                (2) the issuance of shares of Common Stock upon conversion of outstanding shares of Preferred Stock,

                (3) shares of Common Stock, or options exercisable there for, issuable to officers, directors, consultants and employees of the Company and any subsidiary pursuant to any plan, agreement or arrangement approved by a vote of not less than a majority of the Board of Directors of the Company,

                (4) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity,

                (5) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended,

                (6) shares of Common Stock, or securities convertible into Common Stock, issued in connection with any lease financing arrangement, license agreement or strategic collaboration agreement, up to a maximum of 2,000,000 such shares (following the date of this Agreement), as adjusted to take into account stock splits, recapitalizations and the like, or

                (7) shares of Common Stock, or securities convertible into Common Stock, issued to Biogen, Inc. pursuant to the Research and Commercialization Agreement dated July 1, 1996, as amended, or to Corange International Limited pursuant to the Research and Commercialization Agreement dated September 26, 1996, as amended, or their designees.

    2.2 Termination of Section 2. The provisions of this Section 2 shall terminate upon the earliest of the following events:

        (a) The sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise; or

        (b) The closing of the Company's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of gross proceeds to the Company at a minimum price of $5.00 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events).

    2.3 Definition of Eligible Purchaser. For purposes of this Section 2, each Eligible Purchaser which is a partnership shall be deemed to be the holder of all Shares and shares of Common Stock issued upon conversion of Shares held by the affiliates, partners and retired partners of such Eligible Purchaser, the estates and family members of any such partners and retired partners and of their spouses, and any trusts for the benefit of any of the foregoing persons.

3. Transfers of Rights. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to any person or entity to which Shares are transferred by such Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees to be bound hereby.

4.  General.

        (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, by reputable overnight courier (such as Federal Express) or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at 45 Moulton St., Cambridge, Massachusetts 02138,
Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Mark G. Borden, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109; or

     If to a Purchaser, at his or its address set forth on Schedule 1.

Notices provided in accordance with this Section 4(a) shall be deemed delivered upon personal delivery, or one day after deposit with a reputable overnight courier, or two business days after deposit in the mail.

        (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter, including, but not limited to, that Amended and Restated Registration Rights and Right of First Refusal Agreement dated March 12, 1997 (the "Prior Agreement").

        (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 66 2/3% of the then outstanding Registrable Shares (including shares issued upon conversion thereof); provided, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion; and further provided that no consent of the Purchasers shall be required for an amendment pursuant to Section 4(g) below. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. The Eligible Purchasers hereby waive any rights they may have under the Prior Agreement (i) to purchase any shares of Series F Convertible Preferred Stock of the Company ("Series F Stock") in connection with any sale of Series F Stock to the purchasers thereof under the Series F Stock Purchase Agreement dated October __, 1998.

        (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

        (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

        (g) Addition of Purchasers. Each Purchaser of Series F Stock of the Company under the Series F Purchase Agreement shall become a party to this Agreement upon the Closing of its purchase of Series F Stock thereunder and his or its execution of a counterpart signature page to this Agreement. Promptly after each such Closing, the Company shall update Schedule 1 hereto to reflect the name and address of such Purchaser and the number of shares of Series F Stock so purchased.

                    [Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto -have set their hands as of the date first written above.

COMPANY:

ONTOGENY, INC.


  /s/
--------------------------------


                 [Signature page to Third Amended and Restated

           Registration Rights and Right of First Refusal Agreement]

                                   Schedule 1

Vulcan Ventures, Inc.
110 110th Avenue, N.E., Suite 550
Bellevue, WA 98004

Charles River Partnership VI
1000 Winter Street, Suite 3300
Waltham, MA 02154

Charles River Partnership VI-A
1000 Winter Street, Suite 3300
Waltham, MA 02154

Greylock Equity Limited Partnership
One Federal Street
Boston, MA 02110-2065

Highland Capital Partners 11 Limited Partnership
One International Place
Boston, MA 02110

J.H. Whitney & Co.
630 Fifth Avenue, Suite 3200
New York, NY 10011

One Liberty Fund III L.P.
One Liberty Square
Boston, MA 02109

Sutter Hill Ventures
A California Limited Partnership
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

Tow Partners
A California Limited Partnership
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

The Wythes Living Trust
755 Page Mill Road, Suite A-200
Palo Alto CA 94304

The Anderson Living Trust
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

G. Leonard Baker, Jr.
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

The Younger Living Trust
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

James C. Gaither
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

Ronald L. Perkins
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

Gregory P. Sands
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

Ronald C. Agel
279 Marlborough Street
Boston, MA 02116

Moss Forest Venture
113 Eastpointe Circle
Madison, MS 39110

New York Life Insurance Company
51 Madison Avenue, Room 1104
Office of General Counsel

New York, NY 10010
Zaffaroni Revocable Trust 1/24/86
4005 Miranda Avenue, Suite 180
Palo Alto, California 94304

Jonathan C. Peabody
234 Congress Street
Boston, MA 02110

David I. Epstein
925 Moraga Court
Palo Alto, CA 94303

Dr. David Bradford
9 Cloud View Road
Sausalito, CA 94965

Genstar Investment Corporation
Metro Tower, Suite 1170
Foster City, CA 94404

Christopher Bogan
424 Lakeshore Lane
Chapel Hill, NC 27514

Fujigin Capital Company
Central Plaza Building, 4th Floor
1-1 Kaguragashi, Shinjuku-ku
Tokyo, JAPAN

Al-Midani Investment Company
P. O. Box 40761
Riyadh 11511
Saudi Arabia

Wells Fargo Bank, Trustee FBO SHV
M/P/T FBO Tench Coxe
Wells Fargo Employee Benefit Trust
420 Montgomery Street, 2nd Fl.
San Francisco, CA 94404
Attn: Vicki Bandel

David B. Musket
19 Fieldmont Road
Belmont, MA 02478

Gutrafin Ltd.
c/o Francis Lang
40, Egerton Crescent
London SW3 2EB
England

Ariane Health Limited, LDC
c/o Muzinich & Co., Inc.
450 Park Avenue, Suite 1804
New York, NY 10022
Attn: Kenneth A. Sorensen, Ph.D

New England Partners Capital, L.P.
1 Boston Place, Suite 2100
Boston, MA 02108

NMT New Medical Technologies
c/o New Medical Tech. Management
Gewerbestrasse 18
CH-4123 Allschwill, SWITZERLAND
Attn: Jacques F. Rejeange, CEO

Saunders Holdings, L.P.
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304
Att:   Mr. Ronald Perkins
       Mr. G. Leonard Baker, Jr.

Paul M. & Marsha R. Wythes, Trustees
 of The Wythes Living Trust
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304
Att: Mr. Ronald Perkins

David L. Anderson
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304
     Att: Mr. Ronald Perkins
     Mr. G. Leonard Baker, Jr.

VENTURETECH, INC.
Peter Friedli
Friedli Corporate Finance
Freigutstrasse 5
8002 Zurich, Switzerland

David R. Golob
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

William H. Younger, Jr., Trustee
 of the Younger Living Trust
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304
Att: Mr. Ronald Perkins

Essex Special Growth Opportunities Fund
Essex Investment Management Co.
125 High Street, 39th Floor
Boston, MA 02110
Attn: Susan Stickells

Biocentiv Limited
c/o Mesco II Ltd.
409 Main Street
Ridgefield, CT 06877

Attn: Joel R. Mesznik
Westfield Performance Fund L.P.
Westfield Capital
One Financial Center
23rd Floor
Boston, MA 02111

SBSF Biotechnology Partners L.P.
Spears Benzak Solomon & Sarell
101 East Main Street
Suite "G", Attn: Lisa Tuckerman
Bozeman, MT 59715

SBSF BiotechnologyFund, L.P.
Spears Benzak Solomon & Sarell
101 East Main Street
Suite "G", Attn: Lisa Tuckerman
Bozeman, MT 59715

Aljandro Zaffaroni & Lida Zaffaroni,
c/o Technofyn Associates LLC
4005 Miranda Avenue, Suite 180
Palo Alto, California 94304
Attn: Gonzalo Silveira

The CIT Group/ Equity Investments, Inc.
c/o Bruce R. Schackman
The CIT Group/Venture Capital, Inc.
650 CIT Drive
Livingston, NJ 07039

Hare and Company
c/o OrbiMed Advisors LLC
767 Third Avenue, #64
New York, NY 10017
Attn: Samuel D. Isaley

Barry Kurokawa
200 Park Avenue
Suite 3900
New York, NY 10166

Comdisco, Inc.
611 North River Road
Rosemont, IL 60018

Mr. Frank Montgomery
113 Eastpointe Circle
Madison, MS 39110

Martin J.A. Dore
Finsbury Asset Management Limited
Alderman's House, Alderman's Walk
London EC2M 3XR
ENGLAND

Noram Trust
c/o James P. Conroy
c/o Windels, Marx, Davies & Ives
56 West 56th Street
New York, NY 10019

The Dr. M. Lee Pearce Foundation
11880 Bird Road, Suite 203
Miami, Florida 33175
Attn: Dr. Lee Pearce

The Dr. M. Lee Pearce Foundation
11880 Bird Road, Suite 203
Miami, Florida 33175
Attn: Dr. Lee Pearce

Bestin Worldwide, Ltd.
Faust, Rabbach, Stanger & Oppenheim
488 Madison Avenue
New York, NY 10022
Attn: David Faust

William H. Younger, Jr.
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

Eagle Constellation Fund Ltd.
c/o International Fund Administration
48 Par La Ville Road, Suite 464
Hamilton HM11, Bermuda
Att: Brian Mellow

UEMCO XI Limited Partnership
c/o Eagle Management Co.
10 Valley Drive, Greenwich Office Park
Greenwich, CT 06831
Att: William Fike

Gilde Investment Fund B.V.
c/o One Liberty Fund III, L.P.
One Liberty Square
Boston, MA 02109
Att: Mr. Ed Kania

Zaffaroni Family Partnership, LP
c/o Gonzalo Silveira
4005 Miranda Avenue, Suite 180
Palo Alto, CA 94304

SPRING TECHNOLOGY, INC.
Friedli Corporate Finance AG
Freigutstrasse 5
8002 Zurich SWITZERLAND
Attn: Christa Wagner

Dah Sing Medical Science Investments
Dah Sing Financial Holdings Ltd.
Friendship First Health & Happiness Dah
Sing Financial Holdings, Ltd.
36th Floor, Dah Sing Financial Centre
108 Gloucester Road
Hong Kong, Attn: David Hinde

Georges Muller
Avenue Montbenon 2
Lausanne
Switzerland 1003

John Simon
c/o UroMed Corporation
64 A Street
Needham, MA 02194

Daniel S. Gregory Family LTD Partnership
c/o Essex Street Associates
P. 0. Box 5600
Beverly Farms, MA 01915
Attention: Mark J. Gobeille

Lighthouse Capital Partners
100 Drake's Landing
Suite 260
Green Brae, CA 94904

Alimentaria International, Inc.
c/o Betainvest
Avenue Montbanon 2
Lausanne, 1003
SWITZERLAND

Andre LaMotte
Medical Science Partners
161 Worcester Road
Suite 301
Framingham, MA 01701

Medical Science Partners, L.P. II
c/o Joseph Lovett
161 Worcester Road, Suite 301
Framingham, MA 01701

Tench Coxe
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

ProMed Partners, L.P.
125 CambridePark Drive
Cambridge, MA 02140

                                 ONTOGENY, INC.

                 Third Amended and Restated Registration Rights

                      and Right of First Refusal Agreement

                           Counterpart Signature Page
                           --------------------------

                                October 31, 1998

Name of PURCHASER:_____________________________________________________

If an entity, jurisdiction of organization:____________________________

Address:_______________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

Signature:_____________________________________________________________

Name of Authorized Signature:__________________________________________

Title:_________________________________________________________________